UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): October 18, 2016

                   Blue Water Bar & Grill, Inc.

 (Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	000-55333 (Commission File Number)	46-3073820 (I.R.S. Employer Identification Number)

           Wellsburg Street #7, Cole Bay, St. Maarten, Dutch West Indies

 (Address of principal executive offices and zip code)

            Tel: (949) 264-1475, Fax: (949) 607-4052

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule I4a-12 under the Exchange Act (17CFR240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively, “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management.  When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions identify forward looking statements as they relate to our business or our management.  Such statements reflect management’s current view of our business with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of our Annual Report filed on Form 10-K entitled “Risk Factors”) relating to our industry, operations and results of operations, and other relevant aspects of our business.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements contained within this Form 8-K and elsewhere.

Item 3.02

Unregistered Sales of Equity Securities

Issuance of Common Shares

On October 18, 2016, Blue Water Bar & Grill, Inc. (“Blue Water”) issued an aggregate of 2,085,000 shares of restricted common stock to two consultants.  Blue Water valued these shares at an aggregate of $62,758.50, or $0.0301 a share, which was the closing price of Blue Water’s common stock that day.  In connection with these issuances, we relied upon the exemption from the registration requirements pursuant to the provisions of Section 4(2) of the Securities Act as a transaction by an issuer not involving any public offering.  By virtue of its relationship with us, the consultants had access to all relevant information relating to our business and represented that it had the required investment intent.  In addition, the securities issued bore an appropriate restrictive legend.

As of October 24, 2015, we had 112,044,500 shares of our common stock issued and outstanding.

Issuance of Series A Preferred Shares in Exchange for $44,700 Reduction in Outstanding Debt

On October 18, 2016, Blue Water issued 596 shares of restricted common stock in exchange for the retirement of $44,700 in outstanding debt.  In connection with these issuances, we relied upon the exemption from the registration requirements pursuant to the provisions of Section 4(2) of the Securities Act as a transaction by an issuer not involving any public offering.  By virtue of its relationship with us, the debt holder had access to all relevant information relating to our business and represented that it had the required investment intent.  In addition, the securities issued bore an appropriate restrictive legend.

As of October 24, 2016, we had 596 shares of our Series A Preferred Stock issued and outstanding.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE WATER BAR & GRILL, INC.

Dated: October 24, 2016

By:

/s/ J. Scott Sitra

J. Scott Sitra

President and Chief Executive Officer

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